Operating leases	12 Months Ended
Dec. 31, 2018
Leases 1 [Abstract]
Operating leases
Operating leases
The cost recognized in relation to minimum lease payments for the year was $3,514 million (2017 $4,423 million and 2016 $5,113 million).
The future minimum lease payments at 31 December 2018, before deducting related rental income from operating sub-leases of $120 million (2017 $188 million), are shown in the table below. This does not include future contingent rentals. Where the lease rentals are dependent on a variable factor, the future minimum lease payments are based on the factor as at inception of the lease.

		$ million
Future minimum lease payments	2018	2017
Payable within
1 year	2,511	2,969
2 to 5 years	5,359	6,387
Thereafter	4,109	4,614
	11,979	13,970

In the case of an operating lease entered into by BP as the operator of a joint operation, the amounts included in the totals disclosed represent the net operating lease expense and net future minimum lease payments. These net amounts are after deducting amounts reimbursed, or to be reimbursed, by joint operators, whether the joint operators have co-signed the lease or not. Where BP is not the operator of a joint operation, BP’s share of the lease expense and future minimum lease payments is included in the amounts shown, whether BP has co-signed the lease or not.
Typical durations of operating leases are up to ten years for leases of plant and machinery, up to fifteen years for leases of ships and commercial vehicles and up to forty years for leases of land and buildings.
The most significant items of plant and machinery hired under operating leases are drilling rigs used in the Upstream segment. At 31 December 2018, the future minimum lease payments relating to these amounted to $1,378 million (2017 $2,088 million).
28. Operating leases – continued
The group has entered into a number of structured operating leases for ships and in some cases the lease rental payments vary with market interest rates. The variable portion of the lease payments above or below the amount based on the market interest rate prevailing at inception of the lease is treated as contingent rental expense. The group also routinely enters into bareboat charters, time-charters and voyage-charters for ships on standard industry terms. The future minimum lease payments relating to operating leases for international oil and gas ships managed by the BP Shipping function amounted to $3,032 million (2017 $3,172 million). Commercial vehicles hired under operating leases are primarily railcars.
Retail service station sites and office accommodation are the main items in the land and buildings category. At 31 December 2018, the future minimum lease payments relating to land and buildings amounted to $1,914 million (2017 $2,167 million).
The terms and conditions of these operating leases do not impose any significant financial restrictions on the group. Some of the leases of rigs, ships and buildings allow for renewals at BP’s option, and some of the group’s operating leases contain escalation clauses.
BP will adopt IFRS 16 'Leases' in the financial reporting period commencing 1 January 2019. See Note 1 for further details.